                                                                  March 17, 2000

                                PLEDGE AGREEMENT


            PLEDGE AGREEMENT dated as of March 17, 2000, between VERIO LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (the "Counterparty"), ,and Salomon Brothers Holding Company Inc., (in such capacity, together with its successors in such capacity, the "Salomon ").

            The Counterparty and Salomon are parties to a Master Confirmation dated as of March 17, 2000 (as modified and supplemented and in effect from time to time, the "Master Confirmation").

            To induce Salomon to enter into the Master Confirmation and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Counterparty has agreed to pledge and grant a security interest in the Collateral (as hereinafter defined) as security for the Secured Obligations (as so defined). Accordingly, the parties hereto agree as follows:

            Section 1. Definitions. Terms defined in the Master Confirmation are used herein as defined therein. In addition, as used herein:

            "Cash Equivalents" means: (a) any evidence of Debt issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof or such Debt constitutes a general obligation of such country); (b) deposits, certificates of deposit or acceptances of any financial institution that is a member of the Federal Reserve System, in each case having combined capital and surplus and undivided profits (or any similar capital concept) of not less than $500,000,000 and whose senior unsecured debt is rated at least "A-1" by S&P or "P-1" by Moody's; (c) commercial paper issued by a corporation (other than an Affiliate of the Counterparty) organized under the laws of the United States or any State thereof and rated at least "A-1" by S&P or "P-1" by Moody's; (d) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the government of the United States or issued by any agency thereof and backed by the full faith and credit of the United States; (e) other debt obligations issued by a corporation (other than an Affiliate of the Counterparty) organized under the laws of the United Sates or any State thereof and rated at least "A-" by S&P or "A3" by Moody's; and (f) money market funds which invest substantially all of their assets in securities of the type described in the preceding clauses (a) through (e); provided, in each case, that such Cash Equivalent has a maturity date no later than the Maturity Date.

            "Cash Collateral Account" has the meaning assigned to such term in
      Section 4.01 hereof.

                                Pledge Agreement

            "Closing Price" has the meaning assigned to that term in Section
      5.01.

            "Collateral" has the meaning assigned to such term in Section 3 hereof.

            "Current Value" shall have the meaning assigned to that term in
      Section 5.01.


            "Secured Obligations" means, collectively, (a) obligations of the Counterparty to make payments and deliveries under the Master Confirmation to Salomon Counterparty and (b) all obligations of the Counterparty to Salomon and Salomon hereunder.

            "Uniform Commercial Code" means the Uniform Commercial Code as in effect from time to time in the State of New York.

            "Verio Shares" means the Capital Stock of Verio identified in Annex 1 and pledged to Salomon pursuant to Section 3 hereof and any additional shares of Capital Stock of Verio pledged to Salomon hereunder in accordance with Section 5 hereof.

            Section 2. Representations and Warranties. The Counterparty represents and warrants to Salomon that:

            (a) The Counterparty is the sole beneficial owner of the Collateral in which it purports to grant a security interest and no Lien exists or will exist upon such Collateral at any time, except for the pledge and security interest in favor of Salomon created or provided for herein, which pledge and security interest constitute a first priority perfected pledge and security interest in and to all of such Collateral.

            (b) The Verio Shares evidenced by the certificates identified in Annex 1 hereto opposite the name of the Counterparty are, and all other Verio Shares in which the Counterparty shall hereafter grant a security interest pursuant to Section 3 hereof will be, duly authorized, validly existing, fully paid and non-assessable and none of such Verio Shares is or will be subject to any contractual restriction, or any restriction under the charter and by-laws of Verio, upon the transfer of such Verio Shares, except for any such restriction contained herein or identified in Annex 2 hereto or in the Master Confirmation.

            (c) The Verio Shares constitute all of the issued and outstanding Capital Stock of any class of Verio beneficially owned by the Counterparty on the date hereof (whether or not registered in the name of the Counterparty), and said Annex 1 correctly identifies, as at the date hereof the respective class and par value of the shares comprising such Verio Shares.

            Section 3. The Pledge. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, the Counterparty hereby pledges and grants to Salomon a security interest in all of the


                                Pledge Agreement

Counterparty's right, title and interest in the following property, whether now owned by the Counterparty or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as "Collateral"):

            (a) the Verio Shares;

            (b) all shares, securities, moneys or property representing a dividend on any of the Verio Shares, or representing a distribution or return of capital upon or in respect of the Verio Shares, or resulting from a split-up, revision, reclassification or other like change of the Verio Shares or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Verio Shares;

            (c) without affecting the obligations of the Counterparty under any provision prohibiting such action hereunder or under the Master Confirmation, in the event of any consolidation or merger in which Verio is not the surviving entity, all ownership interests of any class or character of the successor entity formed by or resulting from such consolidation or merger (the Verio Shares, together with all other certificates, shares, securities, properties or moneys as may from time to time be pledged hereunder pursuant to clause (a) or (b) above and this clause (c) being herein collectively called the "Stock Collateral");

            (d) the balance from time to time in the Cash Collateral Account;
      and

            (e) all proceeds of and to any of the property of the Counterparty described in the preceding clauses of this Section 3 (including, without limitation, all causes of action, claims and warranties now or hereafter held by the Counterparty in respect of any of the items listed above) and, to the extent related to any property described in said clauses or such proceeds, all books, correspondence, credit files, records, invoices and other papers.

            Section 4. Cash Proceeds of Collateral.

            4.01 Cash Collateral Account. Salomon will cause to be established at a banking or brokerage institution to be selected by Salomon a "securities account" (as defined in Section 8-501 of the Uniform Commercial Code; herein, the "Cash Collateral Account"), in respect of which the Salomon is the "entitlement holder" (as defined in Section 8-102(a)(7) of the Uniform Commercial Code), into which there shall be deposited the cash proceeds of any of the Collateral required to be delivered to Salomon either pursuant to the Master Confirmation or pursuant hereto, and into which the Counterparty may from time to time deposit any additional amounts that it may be required to pledge to Salomon for the benefit of Salomon as additional collateral security hereunder. The balance from time to time in the Cash Collateral Account shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied as hereinafter provided. On any day in which a payment or delivery under the Master Confirmation is due to Salomon Salomon is authorized to debit the Cash

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

Collateral Account (or to cause the Cash Collateral Account to be debited) in the amount of such obligation (or if the obligation is the delivery of a number of shares of stock, then the debit shall be for the number of shares of such stock or the cash value thereof) under the Master Confirmation. At any time following the occurrence and during the continuance of an Event of Default, a Potential Event of Default, a Partial Termination Event, or a Termination Event in which the Counterparty is an Affected Party Salomon may in its discretion apply or cause to be applied (subject to collection) the balance from time to time outstanding to the credit of the Cash Collateral Account to the payment of the Secured Obligations in the manner specified in Section 7.09 hereof. The balance from time to time in the Cash Collateral Account shall be subject to withdrawal only as provided herein (it being understood and agreed that the Counterparty shall not be entitled to request any withdrawal of funds or to receive funds from the Cash Collateral Account unless and until this Agreement has terminated in accordance with Section 7.12. In addition to the foregoing, the Counterparty agrees that if the proceeds of any Collateral hereunder shall be received by it at any time, the Counterparty shall as promptly as possible deposit such proceeds into the Cash Collateral Account. Until so deposited, all such proceeds shall be held in trust by the Counterparty for and as the property of Salomon and shall not be commingled with any other funds or property of the Counterparty.

            4.02 Investment of Balance in Cash Collateral Account. Amounts on deposit in the Cash Collateral Account shall be invested from time to time in such Cash Equivalents as the Counterparty (or, after the occurrence and during the continuance of a Default, Salomon) shall determine, which Cash Equivalents shall be held in the name and be under the control of Salomon, provided that at any time after the occurrence and during the continuance of an Event of Default, Salomon may in its discretion at any time and from time to time elect to liquidate any such Cash Equivalents and to apply or cause to be applied the proceeds thereof to the payment of the Secured Obligations in the manner specified in Section 7.09 hereof.

            Section 5. Certain Provisions relating to the Stock Collateral.

            5.01 Maintenance of Value. If on any three consecutive Business Days
(i) the Current Value (computed as hereinafter provided) of the Verio Shares pledged pursuant to this Agreement plus any other collateral so pledged and any Verio Shares purchased by Salomon pursuant to the Share Purchase Agreement (the "Purchased Shares") between Salomon and Counterparty shall be an amount less than 250% of the Outstanding Aggregate Amount of the Master Confirmation then outstanding the Counterparty shall promptly, and in any event within two Business Days, at its option:

            (a) pledge a sufficient number of shares of Capital Stock of Verio to Salomon,

            (b) pledge a sufficient number of shares of other stock or securities acceptable to Salomon in its sole discretion, or

            (c)   effect an Optional Unwind of a portion of the Master
                  Confirmation,


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
so that after giving effect thereto (i) the Current Value of the Verio Shares plus any other collateral so pledged shall be an amount equal to at least 312.5% of the value of the Verio Shares pledged pursuant to this Agreement and any Verio Purchased Shares Outstanding Aggregate Amount then outstanding.

The "Current Value" of any part of the Collateral shall be determined by Salomon based upon on the case of Collateral consisting of Verio Shares, the last sale price for the common stock of Verio on the applicable exchange and for all other Collateral, as may be determined by Salomon in its reasonable business judgement.

            Section 6. Further Assurances; Remedies. In furtherance of the grant of the pledge and security interest pursuant to Section 3 hereof, the Counterparty hereby agrees with each Salomon and Salomon as follows:

            6.01 Delivery and Other Perfection. The Counterparty shall:

            (a) if any of the shares, interests, securities, moneys or property required to be pledged by the Counterparty under clauses (a), (b) and (c) of Section 3 or Section 5 hereof are received by the Counterparty, forthwith either (x) transfer and deliver to Salomon such shares, interests or securities so received by the Counterparty (together with the certificates for any such shares and securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank), all of which thereafter shall be held by Salomon, pursuant to the terms of this Agreement, as part of the Collateral or (y) take such other action as Salomon shall deem necessary or appropriate to duly record the Lien created hereunder in such shares, interests, securities, moneys or property in said clauses (a), (b) and (c);

            (b) give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the judgment of Salomon) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable Salomon to exercise and enforce its rights hereunder with respect to such pledge and security interest, including, without limitation, after the occurrence of an Event of Default, causing any or all of the Collateral to be transferred of record into the name of Salomon or its nominee (and Salomon agrees that if any Collateral is transferred into its name or the name of its nominee, Salomon will thereafter promptly give to the Counterparty copies of any notices and communications received by it with respect to the Collateral);

            (c) keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as Salomon may reasonably require in order to reflect the security interests granted by this Agreement; and

            (d) permit representatives of Salomon, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records


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                                      -6-

      pertaining to the Collateral, and permit representatives of the Salomon to be present at the Counterparty's place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications received by the Counterparty with respect to the Collateral, all in such manner as Salomon may reasonably require.

            6.02 Other Financing Statements and Liens. The Counterparty agrees not to file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which the Salomon is not named as the sole secured party.

            6.03 Preservation of Rights. Salomon shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

            6.04 Collateral.

            (a) So long as no Event of Default, Termination Event in which Counterparty is an Affected Party, Potential Event of Default, or Partial Termination Event shall have occurred and be continuing, the Counterparty shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Collateral for all purposes not inconsistent with the terms of the Master Confirmation or any other instrument or agreement referred to herein or therein, provided that the Counterparty agrees that it will not vote the Collateral in any manner that is inconsistent with the terms of the Master Confirmation or any such other instrument or agreement; and Salomon shall execute and deliver to the respective Counterparty or cause to be executed and delivered to the respective Counterparty all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Counterparty may reasonably request for the purpose of enabling the Counterparty to exercise the rights and powers that it is entitled to exercise pursuant to this Section 7.04(a).

            (b) Unless and until an Event of Default has occurred and is continuing, the Counterparty shall be entitled to receive and retain any dividends on the Collateral paid in cash out of earned surplus.

            (c) If any Event of Default shall have occurred, then so long as such Event of Default shall continue, and whether or not Salomon exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Agreement, the Master Confirmation, the notes (if any) or any other agreement relating to such Secured Obligation, all dividends and other distributions on the Collateral shall be paid directly to Salomon and retained by it in the Cash Collateral Account as part of the Collateral, subject to the terms of this Agreement, and, if Salomon shall so request in writing, the Counterparty agrees to execute and deliver to Salomon appropriate additional dividend, distribution and other orders and documents to that end, provided that if such Event of Default is cured, any such dividend or distribution theretofore paid to Salomon shall, upon


                                Pledge Agreement
request of the respective Counterparty (except to the extent theretofore applied to the Secured Obligations), be returned by Salomon to the Counterparty.

            6.05 Events of Default, Etc. During the period during which an Event of Default shall have occurred and be continuing:

            (a) Salomon shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if Salomon were the sole and absolute owner thereof (and the Counterparty agrees to take all such action as may be appropriate to give effect to such right);

            (b) Salomon in its discretion may, in its name or in the name of the respective Counterparty or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;

            (c) Salomon may, upon ten business days' prior written notice to the respective Counterparty of the time and place, with respect to the Collateral or any part thereof that shall then be or shall thereafter come into the possession, custody or control of Salomon, Salomon or any of their respective agents, sell, lease, assign or otherwise dispose of all or any part of such Collateral, at such place or places as Salomon deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and Salomon or any Salomon or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Counterparty, any such demand, notice and right or equity being hereby expressly waived and released. Salomon may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned; and


The proceeds of each collection, sale or other disposition under this Section
6.05 shall be applied in accordance with Section 6.09 hereof.


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                                      -8-

            The Counterparty recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, Salomon may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Counterparty acknowledges that any such private sales may be at prices and on terms less favorable to Salomon than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Salomon shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the respective Issuer thereof to register it for public sale.

            6.06 Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 6.05 hereof are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Counterparty shall remain liable for any deficiency.

            6.07 Removals, Etc. Without at least 30 days' prior written notice to Salomon, the Counterparty agrees not to (i) maintain any of its books and records with respect to the Collateral at any office, or maintain its principal place of business at any place other than at 8005 South Chester Street, Suite 200, Englewood, CO 80112 attention General Counsel or at another address made known to Salomon or (ii) change its name, or the name under which it does business, from the name shown on the signature pages hereto.

            6.08 Private Sale. Salomon shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to
Section 6.05 hereof conducted in a commercially reasonable manner. The Counterparty hereby waives any claims against Salomon or any Salomon arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if Salomon accepts the first offer received and does not offer the Collateral to more than one offeree.

            6.09 Application of Proceeds. Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by Salomon under Section 4 hereof, shall be applied by Salomon:

            First, to the payment of the costs and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Salomon and the fees and expenses of its agents and counsel, and all expenses incurred and advances made by Salomon in connection therewith;


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
                                      -9-

            Next, to the payment in full of the Secured Obligations, in each case equally and ratably in accordance with the respective amounts thereof then due and owing or as Salomons holding the same may otherwise agree; and

            Finally, to the payment to the Counterparty, or their successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

            As used in this Section 7, "proceeds" of Collateral means cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of any Counterparty or any issuer of or obligor on any of the Collateral.

            6.10 Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to Salomon while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default Salomon is hereby appointed the attorney-in-fact of the Counterparty for the purpose of carrying out the provisions of this Section 5 and taking any action and executing any instruments that Salomon may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as Salomon shall be entitled under this
Section 7 to make collections in respect of the Collateral, Salomon shall have the right and power to receive, endorse and collect all checks made payable to the order of any Counterparty representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

            6.11 Perfection. Prior to or concurrently with the execution and delivery of this Agreement, the Counterparty shall deliver to Salomon all certificates identified in Annex 1 hereto, accompanied by undated stock powers duly executed in blank.

            6.12 Termination. When all Secured Obligations shall have been paid in full and the Commitments of Salomon under the Master Confirmation shall have expired or been terminated, this Agreement shall terminate, and Salomon shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the Counterparty and to be released and canceled all licenses and rights referred to in Section 7.04 hereof.

            6.13 Further Assurances. The Counterparty agrees that, from time to time upon the written request of Salomon, the Counterparty will execute and deliver such further documents and do such other acts and things as Salomon may reasonably request in order fully to effect the purposes of this Agreement.



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

                                      -10-

            Section 7. Miscellaneous.

            7.01 Notices. All notices, requests, consents and demands hereunder shall be in writing and telecopied or delivered to the intended recipient at its "Address for Notices" specified pursuant to Section 16 of the Master Confirmation.

            7.02 No Waiver. No failure on the part of Salomon or any Salomon to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Salomon of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

            7.03 Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Counterparty and Salomon.

            7.04 Expenses. The Counterparty agrees to reimburse Salomon for all reasonable costs and expenses of Salomon (including, without limitation, the reasonable fees and expenses of legal counsel) in connection with (i) any Default and any enforcement or collection proceeding resulting therefrom, including, without limitation, all manner of participation in or other involvement with (w) performance by Salomon of any obligations of the Counterparty in respect of the Collateral that the Counterparty have failed or refused to perform, (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of Salomon in respect thereof, by litigation or otherwise, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (ii) the enforcement of this Section 8.04, and all such costs and expenses shall be Secured Obligations entitled to the benefits of the collateral security provided pursuant to Section 3 hereof.

            7.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Counterparty, Salomon, and each holder of any of the Secured Obligations (provided, however, that Counterparty may not assign or transfer its rights hereunder without the prior written consent of Salomon).

            7.06 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and either of the parties hereto may execute this Agreement by signing any such counterpart.

            7.07 Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.



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

                                      -11-

            7.08 Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

            7.09 Agents and Attorneys-in-Fact. Salomon may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

            7.10 Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of Salomon and Salomons in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

            7.11 Credit Support Document. This Pledge Agreement is a Credit Support Document.



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                                      -12-


            IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement. to be duly executed and delivered as of the day and year first above written.

                                    VERIO, LLC



                                    By /s/ Peter B. Fritzinger
                                      -----------------------------------
                                      Name:   Peter B. Fritzinger
                                      Title:  Manager







                                    SALOMON BROTHERS HOLDING COMPANY INC.



                                    By /s/ Joseph Elmlinger
                                      -----------------------------------
                                      Name:  Joseph Elmlinger
                                      Title: Managing Director


                                Pledge Agreement

                                                                         ANNEX 1


                                  PLEDGED STOCK

                           [See Section 2(b) and (c).]

                      Certificate         Registered
  Issuer                  Nos.               Owner           Number of Shares
  ------              -----------         ----------        -------------------

Verio Inc.             VI 002248          Verio, LLC        1,360,000 shares of
                                                               common stock,
                                                               par value $.001



                          ANNEX 1 TO PLEDGE AGREEMENT

                                                                         ANNEX 2

                          RESTRICTIONS ON PLEDGED STOCK

                               See Section 2.1(b)


          The Pledged Stock may not be transferred unless an effective registration statement shall have been delivered to the purchaser thereof or in the absence of such effective registration statement in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended.



                          ANNEX 2 TO PLEDGE AGREEMENT